SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

LARGE SCALE BIOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31275	77-0154648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688

(Address of principal executive offices and zip code)

(707) 446-5501

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit Number	Exhibit Title or Description

99.01	Press Release dated April 22, 2003*

99.02	Transcript of conference call held on April 22, 2003*

*	These exhibits are furnished with this Current Report on Form 8-K and are not deemed filed with the Securities and Exchange Commission and are not incorporated by reference in any filing of Large Scale Biology Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.    Regulation FD Disclosure (Information Furnished Under Item 12—Results of Operations and Financial Condition)

The information furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release Nos. 33-8176 and 33-8216. The information in this report and the exhibits attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 22, 2003, Large Scale Biology Corporation, a Delaware corporation (the “Company”), issued a press release announcing its financial results for the quarter ended March 31, 2003, and held a conference call with investors and analysts regarding those financial results and related matters. The conference call was pre-announced and was available to the public through live teleconference [and webcast] and will continue to be available until May 2, 2003 by webcast replay at www.lsbc.com. A copy of the press release is attached hereto as Exhibit 99.01. A copy of the transcript of the conference call is attached hereto as Exhibit 99.02.

Included in the press release and during the conference call, the Company presented certain financial information on a GAAP and pro forma basis. Specifically, the Company’s GAAP net loss, net loss per share and total operating expenses in the quarterly periods ended March 31, 2003 and December 31, 2002 included nonrecurring charges for asset impairments. On a pro forma basis, these charges were excluded from the quarterly financial results. The pro forma amounts were intended to improve the comparability of the Company’s recurring operating results in the quarter ended March 31, 2003 to the prior year quarter ended March 31, 2002 and to the prior quarter ended December 31, 2002. Presented below is a reconciliation of the Company’s GAAP net loss, net loss per share and total operating expenses to a pro forma basis for all periods presented in the press release and the conference call.

Reconciliation of GAAP and Pro Forma Financial Results

	(in thousands, except per share amounts)
	March 31, 2003		December 31, 2002		March 31, 2002
	Amount	Per Share	Amount	Per Share	Amount	Per Share
GAAP net loss	$(7,635)	$(0.30)	$(7,320)	$(0.29)	$(9,546)	$(0.38)
Pro forma adjustment:
Impairment of property	1,698	0.06
Impairment of goodwill and other assets			1,309	0.05

Pro forma net loss	$(5,937)	$(0.24)	$(6,011)	$(0.24)	$(9,546)	$(0.38)

	(in thousands)
	March 31, 2003	December 31, 2002	March 31, 2002
Total GAAP operating costs and expenses	$8,559	$8,420	$10,196
Pro forma adjustment:
Impairment of property	(1,698)
Impairment of goodwill and other assets		(1,309)

Pro forma operating costs and expenses	$6,861	$7,111	$10,196

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Large Scale Biology Corporation

Date: April 29, 2003	By:	/s/ RONALD J. ARTALE
Ronald J. Artale Senior Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press Release dated April 22, 2003*

99.02	Transcript of conference call held on April 22, 2003*

*	These exhibits are furnished with this Current Report on Form 8-K and are not deemed filed with the Securities and Exchange Commission and are not incorporated by reference in any filing of Large Scale Biology Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.